Exhibit 10.2

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
					1	8
2. AMENDMENT/MODIFICATION NO. P00013		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. See Schedule	5. PROJECT NO. (If applicable)
6. ISSUED BY ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES, INC. 31 East 62nd street NEW YORK NY 100658446			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
10B. DATED (SEE ITEM 13) 09/10/2018
CODE 1385150		FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

 ☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers          ☐ is extended,              ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $138,177,300.00 See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) - Bilateral Modifications
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
The purpose of this bilateral modification is to exercise and fully fund Option CLINs 0011, 0018, 0020, and 0022. Additionally CLIN0001, CLIN0007, and CLIN0007-3 are extended to 09/09/2028 at no additional cost to the government.

The total amount, scope, period of performance and all other terms and conditions of the contract remain unchanged.

By signing this modification, SIGA Technologies Inc., hereby releases the Government from any and all liability under this contract for further equitable adjustments attributable to Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) DENNIS HRUBY, CSO & EVP		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JONATHAN F. GONZALEZ
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Dennis Hruby	7/27/2023	/s/ Jonathan F. Gonzalez	7/27/2023
(Signature of person authorized to sign)		(Signature of Contracting Officer)

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED			PAGE OF
	HHSO100201800019C/P00013			2	8
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	such fact or circumstance giving rise to this modification.

	OTA: N Discount Terms: HHS NET 30P Period of Performance: 01/01/2020 to 09/09/2028

	Add Item 11 as follows:

11	ASPR-23-01673 CLIN0011 - procurement and delivery of oral TPOXX Obligated Amount: $101,276,070.00 Requisition No: OS315704				101,276,070.00

	Accounting Info: 2023.1995361.26088 Appr. Yr.: 2023 CAN: 1995361 Object Class: 26088 Funded: $101,276,070.00

	Add Item 12 as follows:

12	ASPR-23-01673 CLIN0018- procurement of bulk IV TPOXX doses Obligated Amount: $10,240,000.00 Requisition No: OS315704				10,240,000.00

	Accounting Info: 2023.1995361.26039 Appr. Yr.: 2023 CAN: 1995361 Object Class: 26039 Funded: $10,240,000.00

	Add Item 13 as follows:

13	ASPR-23-01673 CLIN0020 - procurement of finished IV TPOXX doses Obligated Amount: $15,360,000.00 Requisition No: OS315704				15,360,000.00

	Accounting Info: 2023.1995361.26088 Appr. Yr.: 2023 CAN: 1995361 Object Class: 26088 Funded: $15,360,000.00

	Add Item 14 as follows:

14	ASPR-23-01673 CLIN0022 - delivery of IV TPOXX Continued ...				25,600.00

	Obligated Amount: $25,600.00 Requisition No: OS315704 Accounting Info: 2023.1995361.22006 Appr. Yr.: 2023 CAN: 1995361 Object Class: 22006 Funded: $25,600.00

	Add Item 15 as follows:

15	Tecovirimat-exercising optional CLIN 0011 for treatment courses Amt 11 275 630 00 Obligated Amount: $11,275,630.00 Requisition No: OS315273				11,275,630.00

	Accounting Info: 2023.199SN23.26088 Appr. Yr.: 2023 CAN: 199SN23 Object Class: 26088 Funded: $11,275,630.00
NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ARTICLE B. 2. PRICE/COSTS, revisions are highlighted in yellow:
B.2. PRICES/COSTS

B.2.1. ESTIMATED COST AND FIXED FEE

Base Period Cost Reimbursement CLIN
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0001 Base	[***]	Late-Stage development activities towards FDA approval for parenteral (IV) antiviral	[***]	[***]	$32,009,375 (Funded)
Total			$30,197,522	$1,811,853	$32,009,375

B.2.2. FIRM FIXED PRICE

Base Period Fixed Price CLINS
Item	Period of Performance	Supplies/Services	Units (# of Doses or Dose Equivalents)	Unit Price ($)	Total ($)
0002 Base	[***]	Initial purchase and delivery of nonparenteral (oral) formulated antiviral as final drug product (FDP) to SNS	35,718	[***]	$11,072,580 (Funded)
0003 Base	[***]	Initial procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *course = 14 vials	20,000	[***]	$3,200,000 (Funded)
0004 Base	[***]	Fill/finish of final drug product (from bulk drug substance procured under CLIN0003)	20,000	[***]	$4,800,000 (Funded)
0005 Base	[***]	Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0003) *Monthly rate/TC = [***]	20,000	[***]	[***]
0006 Base	[***]	Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0003)	20,000	[***]	[***]
Total					[***]

Optional Cost Reimbursement CLINs
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0007 (Option)	[***]	Phase IV post-marketing commitments (nonparenteral (oral) formulation )) including [***]	[***]	[***]	$40,812,609 Funded
0008 (Option)	[***]	Phase IV post marketing commitments (parenteral (IV) formulation)) including [***]	[***]	[***]	$3,586,806 Funded
Total			$41,886,242	$2,513,173	[***]

Optional Fixed CLINs
Item	Period of Performance	Supplies/Services	Treatment Courses (# of Product)	Unit Price ($)	Total ($)
0009A (Option Funded)	1/1/19- 12/31/20

Procurement of raw materials used in manufacturing of unmicronized API in sufficient quantity to support the production of 363,070 courses of nonparenteral (oral) formulated antiviral for SNS replenishment. Such raw materials may be forward processed.

			363,070 (raw material)	[***]	$11,255,170 Funded
0009B (Option Funded)	1/1/19- 12/31/20	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 Funded
0009C (Option Funded)	1/1/19- 12/31/20	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 Funded
0009D (Option Funded)	1/1/19- 12/31/20	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,024 (raw material)	[***]	$33,765,696 Funded
0010 (Option Funded)	1/1/20- 12/31/21	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 Funded
0011 (Option)	[***]	Additional procurement of a nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 (Funded)
0012 (Option)	[***]	Additional procurement of a nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,072	[***]	$112,552,320
0013 (Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *course = 14 vials	64,000	[***]	$10,240,000 (Funded)
0014 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	64,000	[***]	[***]
0015 (Option)	[***]	Surge Capacity – Fill/finish of final drug product (from bulk drug substance procured under CLIN0013)	64,000	[***]	$15,360,000 (Funded)
0016 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	64,000	[***]	[***]
0017 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0013) *[***] SNS Shipments @ [***]	64,000	[***]	[***]
0018 (Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *course = 14 vials	64,000	[***]	$10,240,000 (Funded)
0019 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC = [***]	64,000	[***]	[***]
0020 (Option)	[***]	Surge Capacity – Fill/finish of final drug product from bulk drug substance procured under CLIN0018).	64,000	[***]	$15,360,000 (Funded)
0021 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC: [***]	64,000	[***]	[***]
0022 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0018). *[***] SNS Shipments @ [***]	64,000	[***]	[***] (Funded)
0023 (Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *course = 14 vials	64,000	[***]	$10,240,000
0024 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC = [***]	64,000	[***]	[***]
0025 (Option)	[***]	Surge Capacity – Fill/finish of final drug product (from bulk drug substance procured under CLIN0023).	64,000	[***]	$15,360,000
0026 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC: [***]	64,000	[***]	[***]
0027 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0023). *[***] SNS Shipments @ [***]	64,000	[***]	[***]
Total					[***]

Total Funded	$458,763,601

End of Modification P00013